EXHIBIT 99.1

Znergy Appoints Senior Vice President

Adds Facilities Management, Operations and Sales Expertise

TAMPA, FL – (Accesswire) – July 12, 2017 – Znergy Inc. (OTC Markets: ZNRG) (the "Company"), a provider of energy efficient lighting products, lighting controls and energy management solutions, announced today the appointment of Ryan Smith as a Senior Vice President. Mr. Smith brings 35 years of experience successfully managing and operating industrial facilities and increasing operating efficiencies.

Senior Vice President, Ryan Smith, stated, "I am pleased and excited to join Znergy. Given my background and network of contacts, I believe I will be very helpful in growing Znergy's sales and making sure we operate at the highest efficiencies as possible when serving our customers. Znergy's Maintenance Reliability based model is all about increasing safety in the workplace and improving operating efficiencies, which perfectly aligns with my past success in industrial facilities management."

Mr. Smith has had a distinguished career in facilities engineering, maintenance, operations and management for major Indiana industrial concerns. From 2012 until the present he was Maintenance Manager for Bremen Castings. From 2002 through 2012, Mr. Smith was Operations Manager for Warsaw Engineering and Fabrication. From 1998 through 2002, he was Engineering and Maintenance Manager for Neenah Enterprises. Prior to 1998, Mr. Smith worked in a variety of engineering, operations and facilities maintenance positions for several major enterprises. Throughout his career, Mr. Smith has focused on increasing operating efficiencies and on developing Reliability Based Maintenance Procedures, which reduce costs, improve up-times and increase the reliability of facility equipment. Over the course of his 35-year career, Mr. Smith has developed and maintained a broad array of senior level contacts in numerous facilities across a variety of industries in the Midwest. Mr. Smith earned a Bachelor of Science in Mechanical Engineering degree from Purdue University in 1987.

"We are excited to expand our team with the addition of Ryan. His experience in facilities management adds a key element to our organization as we ramp our sales efforts and projects," commented Dave Baker, Znergy's Chief Executive Officer. "We look forward to utilizing Ryan's 35 years experience increasing operating efficiencies and along with the network of contacts he has built over the years."

About Znergy, Inc.
Znergy, Inc. (OTC Markets: ZNRG) is a provider of energy efficient lighting products, lighting controls and energy management solutions. Management is executing a growth strategy through developing large regional and national accounts, rolling out sales and installation teams across the United States. Our solutions enable customers to reduce energy consumption, lower maintenance costs and realize environmental benefits. Znergy is headquartered in Tampa, Florida. For more information, please visit: www.znergyworld.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Contact Information
Znergy, Inc.
C. J. Floyd
(800) 931-5662
cj.floyd@znergyworld.com

Hayden IR
(917) 658-7878
hart@haydenir.com